SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 27, 2016

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

800 W. 6th Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On July 27, 2016, the Company issued a press release announcing its results for its first quarter fiscal year 2017.  The full text of the press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Cirrus Logic, Inc. (the “Company”) was held on July 26, 2016.   At the Annual Meeting, the Company’s stockholders voted on the following proposals described in detail in the Company’s Proxy Statement, dated May 31, 2016.  Final voting results for each of the matters voted on at the meeting are set forth below.

Proposal One:  Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
John C. Carter	48,663,955	267,608	8,223,297
Alexander M. Davern	48,642,526	289,037	8,223,297
Timothy R. Dehne	48,562,599	368,964	8,223,297
Christine King	46,391,676	2,539,887	8,223,297
Jason P. Rhode	48,805,726	125,837	8,223,297
Alan R. Schuele	48,563,573	367,990	8,223,297
William D. Sherman	48,326,490	605,073	8,223,297
David J. Tupman	48,808,519	123,044	8,223,297

Proposal Two:   Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2017 fiscal year.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
55,868,559	1,213,301	73,000

Proposal Three:   Advisory vote to Approve the Compensation of the Company’s Named Executive Officers as described in the proxy statement.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
48,267,234	349,309	315,020	8,223,297

Proposal Four: Approval of the Material Terms of the Amended 2007 Management and Key Individual Contributor Plan to Comply with the Requirements of Section 162(m) of the Internal Revenue Code.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
48,109,791	757,977	63,795	8,223,297

Item 7.01     Regulation FD.

On July 27, 2016, in addition to issuing a press release, the Company posted on its website a shareholder letter to investors summarizing the financial results for its first quarter of fiscal year 2017.  The full text of the shareholder letter is furnished as Exhibit No. 99.2 to this Current Report on Form 8-K.

Use of Non-GAAP Financial Information

To supplement Cirrus Logic's financial statements presented on a GAAP basis, Cirrus has provided non-GAAP financial information, including gross margins, operating expenses, net income, operating profit and income, tax expenses and diluted earnings per share. A reconciliation of the adjustments to GAAP results is included in the tables to the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K. Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies.  These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

The information contained in Items 2.02, 7.01, and 9.01 in this Current Report on Form 8-K and the exhibits furnished hereto contain forward-looking statements regarding the Company and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.  In addition, this information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits

Exhibit	Description

Exhibit 99.1	Cirrus Logic, Inc. press release dated July 27, 2016
Exhibit 99.2	Cirrus Logic, Inc. shareholder letter dated July 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	July 27, 2016	By:	/s/ Thurman K. Case
Name: Thurman K. Case
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s press release dated July 27, 2016
99.2	Cirrus Logic, Inc. shareholder letter dated July 27, 2016

_______________________________________________________________________

Exhibit 99.1
Exhibit 99.2